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             UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): June 14, 2001



                      Commission file number 000-28827


                              PETMED EXPRESS, INC.
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           (Exact name of registrant as specified in its charter)



            FLORIDA                                           65-0680967
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(State or other jurisdiction                                (IRS Employer
of incorporation or organization)                        Identification No.)

1441 S.W. 29th Avenue, Pompano Beach, Florida                  33069
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (954) 979-5995


                             Not Applicable
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      (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

On May 31, 2001, the Company sold their facilities (50,000 square foot corporate office building), which includes the principal executive offices and warehouse, to an unrelated third party. The Company received proceeds of $2,150,000, of which approximately $1,600,000 was used to pay off the mortgage. The Company then entered into a five-year term leaseback agreement for 20,000 of the 50,000 square foot Pompano Beach office building. The lease term runs through May 2006. The financial results of the transaction will be reported in the first quarter of fiscal year 2002.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

99.1	Agreement of  Sale of Corporate Office Building




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                              SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					PETMED EXPRESS,, Inc.


Date: June 14, 2001                     By: /s/ Bruce S. Rosenbloom
                                           ---------------------------
                                           Bruce S. Rosenbloom,
                                           Chief Executive Officer




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